Exhibit 99.1

There’s always a better travel deal out there INVESTOR PRESENTATION JUNE 2022

Disclaimer 2 About this Presentation This investor presentation (this “Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Proposed Business Combination”) between Moringa Acquisition Corp (“Moringa”) and Holisto Ltd. (the “Company” or “Holisto”) and for no other purpose. The information contained herein does not purport to be all - inclusive and none of Moringa, the Company or their respective affiliates makes, and each hereby disclaims, any representation or warranty, express or implied, as to the reasonableness, accuracy, completeness or reliability of the information contained in this Presentation. Viewers of this presentation should make their own evaluation of the Company and of the relevance and accuracy of the information and should make such other investigations as they deem necessary. Neither Holisto nor Moringa nor their directors, officers, employees, consultants or shareholders shall have any liability for any representations or warranties, express or implied, contained in, or omissions from, this Presentation or any other written or oral projections or communications communicated to the recipient in the course of the recipient’s evaluation of Holisto and Moringa. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Moringa, the Company, or any of their respective affiliates, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended (the “Securities Act”) or an exemption therefrom as well as applicable law of the country in which the investor resides. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non - public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), and that the recipient will neither use, nor cause any third party to use, nor aid or assist any third party in using, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b - 5 thereunder. This Presentation and information contained herein constitutes confidential information and is intended for you only on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute all or any portion of the Presentation or the information contained in the Presentation without the prior written consent of Moringa and the Company. Cautionary Note Regarding Forward - Looking Statements Certain statements in this Presentation may be considered "forward - looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward - looking statements generally relate to future events or Moringa's or the Company’s future financial or operating performance, including statements regarding the anticipated benefits of the Proposed Business Combination, the anticipated timing of the Proposed Business Combination, expected financial impacts of the Proposed Business Combination, the products and markets and expected future performance and market opportunities of Holisto, the satisfaction of closing conditions to the Proposed Business Combination, the completion of the Convertible Note Financing, and the level of redemptions of Moringa’s public shareholders. In some cases, you can identify forward - looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward - looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward - looking statements are based upon estimates and assumptions that, while considered reasonable by Moringa and its management and the Company and its management, as the case may be, are inherently uncertain. Nothing in this Presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved. You should not place undue reliance on forward - looking statements, which speak only as of the date they are made. Many factors could cause actual future events to differ materially from the forward - looking statements in this Presentation, including but not limited to: (i) Moringa’s and Holisto’s inability to enter into a definitive agreement with respect to the Proposed Business Combination or to complete the Proposed Business Combination contemplated by Moringa and Holisto; (ii) matters discovered by the parties as they complete their respective due diligence investigation of the other; (iii) the inability to recognize the anticipated benefits of the Proposed Business Combination, which may be affected by, among other things, the amount of cash available following any redemptions by Moringa shareholders; (iv) the ability of the combined company to meet the initial listing standards of The Nasdaq Stock Market upon consummation of the Proposed Business Combination; (v) costs related to the Proposed Business Combination; (vi) expectations with respect to future operating and financial performance and growth; (vii) Holisto’s ability to raise funding on reasonable terms as necessary to develop its product and services in the timeframe contemplated by its business plan; (viii) Holisto’s ability to execute its business plans and strategy, including its ability to generate revenue at the ratio of gross booking value reflected in the Presentation; (ix) the risk that the Proposed Business Combination may not be completed by Moringa’s business combination deadline and Moringa’s potential failure to obtain an extension of the business combination deadline if sought by Moringa, (x) the failure to satisfy the conditions to the consummation of the Proposed Business Combination, including the approval of the Proposed Business Combination and definitive agreement for the transaction (the “Transaction Agreement”) by the shareholders of Moringa, the satisfaction of the minimum cash requirements of the Transaction Agreement following any redemptions by Moringa’s public shareholders, (xi) the level of redemptions of Moringa’s public shareholders; (xii) the inability to complete the Convertible Note Financing, (xiii) any delays or restrictions arising under or related to filing with, and compliance with rules and regulations of, the Committee on Foreign Investment in the United States, known as CFIUS, (xiv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction Agreement, (xv) the outcome of any legal proceedings that may be instituted against Holisto or Moringa related to the Proposed Business Combination, (xvi) changes in the competitive and regulated environment in the industries in which Holisto operates, variations in operating performance across competitors, changes in laws and regulations affecting Holisto’s business and changes in the combined capital structure, (xvii) Holisto’s ability to continue to develop marketable products and services and launch additional platforms in the timeframe necessary to generate market share; (xviii) the market for Holisto’s products and services being significantly less than estimated by Holisto as reflected in its projections; (xix) the effect of new technology on Holisto’s business and the risk that Holisto may not have access the most advanced technology in an industry where technology, particularly artificial intelligence technology, is rapidly developing; (xx) Holisto’s failure or inability to obtain and maintain protection for its intellectual property in all countries in which it seeks such protection or to protect and enforce its intellectual property rights against infringers; (xxi) the risk that Holisto’s intellectual property may infringe upon the intellectual property rights of others; (xxii) the costs of prosecuting or defending intellectual property litigation regardless of the outcome; (xxiii) the adoption by governments of regulations which may make it more difficult to market Holisto’s products and services or which may have the effect of favoring competitive technologies; (xxiv) Holisto’s ability to retain its key executive and research and development and marketing personnel and hire, train and retain qualified personal as needed for Holisto to further its development efforts and scale up its operations; (xxv) the effect on Holisto of wars (whether or not declared), hostile activities, climate or weather conditions, pandemics, including, but not limited to, the COVID - 19 pandemic and steps taken by governments to address the pandemic, which has already had a material impact on the travel industry, labor disputes, insurrections and other events beyond the control of Holisto, (xxvi) the effect of cyberattacks against Holisto, (xxvii) Holisto’s ability to institute and maintain cybersecurity protocols and comply with applicable cybersecurity laws and regulation; (xxviii) the ability of Holisto to implement its business plans, forecasts, and other expectations after the completion of the Proposed Business Combination, and identify and realize additional opportunities, and (xxix) other unknown risks and uncertainties as well as those described from time to time in filings by Moringa or Holisto with the U.S. Securities and Exchange Commission (the “SEC”). The foregoing list of factors is not exhaustive. Moringa and Holisto each expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward - looking statements contained herein to reflect any change in Moringa’s and Holisto’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based. Neither Holisto nor Moringa gives any assurance that either party or the combined company can will achieve its expectations. Neither Moringa nor the Company undertakes any duty to update these forward - looking statements.

Disclaimer (cont.) 3 Non - GAAP Financial Measures This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, gross booking, and is not related to, any GAAP concept and cannot be reconciled with any GAAP measurement. This non - GAAP financial measure is not a measure of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. No GAAP financial statements are included in this presentation and there is no reconciliation this non - GAAP financial measure and an equivalent GAAP financial measure statements. Therefore, this measure should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s Presentation of this measure may not be comparable to similarly - titled measures used by other companies. The Company believes this non - GAAP measure of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors. This non - GAAP financial measure is subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining this non - GAAP financial measure. Industry and Market Data In this Presentation, Moringa and the Company rely on and refer to certain information and statistics obtained from third - party sources which they believe to be reliable, which are identified in the Presentation. Neither Moringa nor the Company nor their respective officers, directors or advisors has independently verified the accuracy or completeness of any such third - party information and neither Holisto nor Moringa assumes any obligation to provide the recipient with access to any additional information. Additional Information The Company intends to file with the SEC a proxy statement / prospectus on Form F - 4 relating to the Proposed Business Combination, which will be mailed to Moringa's shareholders once definitive. This Presentation does not contain all the information that should be considered concerning the Proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Business Combination. Moringa's shareholders and other interested persons are advised to read, when available, the preliminary proxy statement / prospectus and the amendments thereto and the definitive proxy statement / prospectus and other documents filed with the SEC in connection with the Proposed Business Combination, as these materials will contain important information about the Company, Moringa, the Proposed Business Combination and the rights of the holders of Moringa’s ordinary shares. When available, the proxy statement / prospectus and other relevant materials for the Proposed Business Combination will be mailed to shareholders of Moringa as of a record date to be established for voting on the Proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement / prospectus, the definitive proxy statement / prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Holisto at Holisto Ltd., Sderot Nim 2, Rishon Lezion 7546302, Israel or to Moringa at 250 Park Ave, 7th Floor, New York, NY 10017. Participants in the Solicitation Moringa and its directors and executive officers may be deemed participants in the solicitation of proxies from Moringa's shareholders with respect to the Proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in Moringa is contained in Moringa’s Registration Statement on Form S - 1, as effective on February 16, 2021, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Moringa at 250 Park Ave, 7th Floor, New York, NY 10017. Additional information regarding the interests of such participants will be contained in the proxy statement / prospectus for the Proposed Business Combination when available. The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Moringa in connection with the Proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Proposed Business Combination will be included in the proxy statement / prospectus for the Proposed Business Combination when available. Business Activities of the Company It being clarified that, to date, the business activities of the Company, are and have been conducted, using several (unregistered) brands and through several websites (each branded differently). The information presented in this presentation, refers to Company’s business activities and sales under all such brands and all such websites, without differentiation for a particular brand or website. Trademarks The Company has proprietary rights to trademarks used in this presentation that are important to its business, many of which are registered under applicable intellectual property laws. This presentation also contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. Solely for convenience, logos, trademarks, trade names and service marks referred to in this presentation may appear without the ®, Œ or SM symbols, but such references are not intended to indicate, in any way, that the Company will not assert, to the fullest extent permitted under applicable law, its rights or the right of the applicable licensor to these logos, trademarks, trade names and service marks. The Company does not intend that the use or display of other parties' logos, trademarks, trade names or service marks implies, and such use or display does not imply and should not be construed to imply, a relationship with, or endorsement or sponsorship of us by, any other party.

EXECUTIVE SUMMARY AGENDA HOLISTO OVERVIEW TRANSACTION OVERVIEW 4

Holisto is on a mission to harness the power of advanced technology to make travel more affordable and personalized for consumers Holisto’s brands include: 5

Experienced leadership in building disruptive technology companies at scale MORINGA ACQUISITION CORP ILAN LEVIN CHAIRMAN & CEO GIL MAMAN CHIEF FINANCIAL OFFICER DAN YALON ADVISOR + Moringa Acquisition Corp (“Moringa”; NASDAQ: MACA) completed its IPO in February 2021 with $115M cash - in - trust + The Moringa management team has extensive operational and investment experience in leading Israeli - founded global tech companies across their corporate life cycles, from startup to market leadership + Moringa’s team aims to invest in an attractive, middle - market growth business with a proven revenue model within the Israeli high - tech ecosystem + Representative former executive roles in: 6

Travel people who love tech, Tech people who love travel ERAN SHUST CEO & CO - FOUNDER Founded 2015 370 employees and contractors 4 office locations : Israel (HQ), USA, India and Philippines ARIEL KEDEM VP PRODUCT RONIT SHAHAF VP FINANCE AVI WORTZEL CTO/CPO & CO - FOUNDER SHAY HOROVITZ, PHD. CHIEF RESEARCH & CO - FOUNDER GIL HAREL CHIEF STRATEGY OFFICER OMER GRANOT Chief Revenue Officer ELAD SHMILOVICH VP MARKETING 7 MEIDAN JACOBSON VP HUMAN RESOURCES MATTEO QUINTAVALLE SVP SUPPLY PARTNERSHIPS

WHY HOLISTO?

Technology disrupting the fragmented and complex travel market for the consumer

1 Large available TAM

Global Online Hotel Booking Market forecast of $194B in 2022 [1]

2 Big Data/AI driven disruption empowering the consumer

Proprietary AI & Machine Learning (ML) technology based on 6 years of data analysis and research

3 Growing market acceptance with exceptional performance to date

Q1'22 revenues of $7.18 million as compared to Q1'21 revenues of $1.97 million [2]

4 Favorable unit economics

Company deploys a marketing acquisition strategy based on transactions, which enables favorable unit economics

5 Near-term and sustained growth outlook

Near-term growth outlook based on current product offering

6 Strong management team

Leadership formerly from

Expedia, Skyscanner, agoda, Microsoft, conduit

1. Holisto's management estimation based upon industry data published by Ibis World
2. Based on Q1'21-Q1'22 company results, for additional information please refer to slide 11

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EXECUTIVE SUMMARY AGENDA HOLISTO OVERVIEW TRANSACTION OVERVIEW 9

A technology - based online hotel booking platform Holisto’s advanced AI and ML technologies leverage its holistic view of hotel rates and plans across multiple inventory sources, providing consumers with more affordable and personalized bookings. 10

11 Q3’21 Q1 - Q3’20 Q4’20 Q1’21 Q2’21 $1,424 $4,472 $19,566 $30,694 Gross Booking Value (GBV) ($k) $10,877 Revenue ($k) Q1’21 $355 $849 $1,970 SINCE LAUNCH (AND THROUGH GLOBAL PANDEMIC AND QUARANTINES) Holisto has made a BIG splash GBV information is unaudited non GAAP. Revenues - quarterly information is unaudited. FY 2020 annual revenue information is audited. FY 2021 annual information is unaudited.. Q4’21 Q4’21 $56,502 Q2’21 Q3’21 FY’21: $14,904 Q1 - Q3’20 Q4’20 FY’20: $1,204 43% $4,183 51% $2,762 40% 132% $58,366 $7,183 Q1’22 Q1’22 19% $5,989

Hotel inventory is too fragmented and complex Giving consumers limited ability to be offered optimal deals Online Travel Agency Global Distribution Systems and Wholesalers Supply not directly accessible to consumers Metasearch websites Consumer access is limited to inventory available through hotel owner/operator and OTA’s Metasearch engines only provide consumers with a means to compare and access inventory sold through OTA’s or directly by hotel owner/operator What if consumers had access to additional sources of inventory, with an ability to seamlessly mix and match deals per their individual desires? 12

Metasearch website Algo - Travel 13 Online Travel Agency Global Distribution Systems and Wholesalers We revolutionize the existing models Instead of simply searching and comparing available deals as offered by the various industry channels, we deploy predictive proprietary algorithms, allowing us to create, in real time, unique inventory. We call it Algo - Travel.

RECT. , , ,,, DI DI RECT. dd Holistic view of hotel inventory Our goal is to deploy our technology across the widest holistic view of the different offerings, promotions and availability by integrating with disparate distribution channels. METASEARCH ookking B H otel.com GLOBAL DISTRIBUTION SYSTEMS ONLINE TRAVEL AGENCIES $ $ $ $ $ $ TRIVAG O CONSUMER DIRECT HOTEL INVENTORY $ $ $ $ $ $ EXPEDIA HOTELBEDS WHOLESALERS AMADEUS 14

15 Properties x Suppliers x Rate plans x Length of stay (LOS) x Time to travel (TTT) x Room types x Meal plans x Occupancy x Payment terms x Cancellation policy x Availability x Month of booking x Day of booking x Time of booking x Device POSSIBLE DEALS 1 OVER 500,000,000 Big Data 6 years of data mining AI & ML Proprietary Algorithms Predictive algorithms Holisto’s platform A better deal The technological complexity: A customer search of a 5 night stay in New York City leads to more variables than a human can account for The Holisto solution : Instead of sorting through millions of different options, our proprietary algorithms predict the best combination for our customers in real - time Proprietary platform to maximize value 1. Based on management estimation

16 Providing value for consumers from the near endless combinations available Holisto analyzes an extraordinary number of variables and provides consumers with a booking option based on their requirements, often by combining offers from multiple sources to create a unique room package under a single reservation. Properties x Suppliers x Rate plans x Length of stay (LOS) x Time to travel (TTT) x Room types x Meal plans x Occupancy x Payment terms x Cancellation policy x Availability x Month of booking x Day of booking x Time of booking x Device Suppliers x Rate plans Meal plans x Cancellation policies X Device Room types x Payment terms X Time of booking Length of stay x Time to travel Month of booking x Day of booking X Time of booking SINGLE RESERVATION

17 Global reach with US focus TAM Management estimation based upon industry data published by Ibis World Online Hotel Booking Market GLOBAL 2022 $194B (Forecasted) US 2022 $28.6B (Forecasted)

Michael Offering clicked Checkout initiated Transaction complete Our metasearch channel partners Transactional marketing strategy + Customer acquisition driven by partnering with metasearch websites + Providing hotel offering to high - intent, price - oriented audience + Marketing strategy based on a “per - action” model + Holisto drives value for consumers through multi - brand strategy, including the GoSplitty and Traveluro brands. 18

EXECUTIVE SUMMARY AGENDA HOLISTO OVERVIEW TRANSACTION OVERVIEW 19

MORINGA & HOLISTO

Transaction overview

KEY HIGHLIGHTS

- Holisto expected equity value of $405 million[1]
- Bonus pool of up to an additional 1,725,000 shares to be allocated to non-redeeming Moringa public shareholders, such that those public shareholders would receive from 1.15 to 1.6 Holisto ordinary shares in exchange for each Moringa ordinary share, depending on the actual rates of redemption.
- $30 million committed senior secured convertible note[2]
- Completion of the transaction is expected during the 4th quarter of 2022[3]
- Moringa's representative to join Holisto board

PRO FORMA OWNERSHIP

52.19M[4] shares issued and outstanding upon closing


25.34%
Moringa's public shareholders
6.43%
Moringa's sponsor and underwriter
68.23%
Existing Holisto equity holders

ESTIMATED SOURCES AND USES

SOURCES	
EXISTING HOLISTO EQUITY HOLDERS	$405M[1]
MORINGA'S CASH IN TRUST	$115M[5]
TOTAL SOURCES	$520M

USES	
EXISTING HOLISTO EQUITY HOLDERS	$405M[1]
NET CASH TO BALANCE SHEET	$82M[5]
PAY DOWN EXISTING HOLISTO VENTURE LENDING	$6M
ESTIMATED FEES AND EXPENSES	$27M
TOTAL USES	$520M

1. On a fully diluted basis pre-Closing
2. Investment include warrants and is subject to certain closing conditions. Investment is not deemed as cash at closing of merger transaction
3. Subject to Moringa shareholder approval
4. Assuming all Holisto warrants that expire at closing are exercised pre-closing and assuming no redemptions by Moringa shareholders
5. Assuming no redemptions by Moringa shareholders

20

21 ILLUSTRATIVE REDEMPTIONS 0% 25% 50% 75% SPAC NON - REDEEMING SHARES 11.500 8.625 5.750 2.875 BONUS SHARES 1.725 1.725 1.725 1.725 TOTAL SHARES ISSUED TO SPAC PUBLIC SHAREHOLDERS 13.225 10.350 7.475 4,600 ILLUSTRATIVE COST BASIS PER SHARE TO SPAC PUBLIC SHAREHOLDERS $8.70 $8.33 $7.69 $6.25 Share count in millions except per - share amounts Non - redeeming SPAC public shareholders to receive a pro - rata portion of an up to 1.725 million share bonus pool at close. Bonus shares will be distributed to non - redeeming public shareholders on a pro rata basis, which is variable based on a range of exchange ratios for shares held by non - redeeming shareholders of 1.15x (reflecting a $8.70 per share cost basis) and 1.6x (reflecting a $6.25 per share cost basis), to be determined based on redemptions. Note: Illustrative share prices and redemptions are hypothetical and actual results may differ materially. The above table does not provide certainty regarding an expected return and is not a prediction or guarantee of future performance. Bonus Pool Structure for Non - Redeeming SPAC Public Shareholders $9.50 $8.50 $7.50 $6.50 $5.50 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 0% 10% 20% 30% 40% 50% 60% 70% 75% Illustrative Redemptions % Illustrative Cost Basis Per Share To SPAC Public Shareholders

22 Risk factors + The terms of the financing may cause concern in the market about downward pressure on the market price of the ordinary shares resulting from the conversion of the note at a discount from market price. + Holisto and Moringa may not be able to raise the financing which is a condition to the convertible note financing. + If the Merger is completed without the convertible note financing, Holisto may not have sufficient cash for its operations, and there is no assurance as to the terms or availabilty of funds from other sources. + The failure of Holisto to meet the Nasdaq listing requirements. + Risks relating to the travel industry generally, including changes in applicable laws or regulations. + The possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors, or adverse macro - economic conditions, including inflation and supply chain delays, triggered by the COVID - 19 pandemic. Risks associated with Holisto being an Israeli company located in Israel and the effect of any security and terrorist activity in or affecting Israel. +

Thank you